First Quarter 2019 Earnings Conference Call May 10, 2019 Exhibit 99.1

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2018 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant new non-cash items, including, but not limited to, the following: the impact of unrealized mark-to-market changes and one-time charges, such as severance charges. The Company calculates "adjusted earnings” by adjusting reported (GAAP) earnings to exclude the impact of certain significant non-cash items, including the impact of unrealized MTM gains (losses), one-time charges such as severance charges, and any prior year tax savings retained by our regulated businesses as a result of current year regulatory authorizations.

Chesapeake Utilities – First Quarter 2019 Highlights 3 Superior Shareholder Return Driven by Consistent Above Average Earnings and Dividend Growth Greater than 16% total shareholder return for 1, 3, 5, 10 & 20 years ended April 30, 2019 20% growth in adjusted earnings per share for first quarter 2019 compared to first quarter 2018 Dividend increased by 9.5%; 5 Year CAGR = 8.4% Dividend growth supported by earnings growth (5 Year EPS CAGR of 8.8% -- through 12/31/18) Continued Growth Across the Company’s Businesses $10.1 Million in Incremental Gross Margin – Key Drivers include: $4.3 million from new pipeline projects $2.8 million from Marlin & Ohl acquisitions $2.5 million from Unregulated Business Segment - Aspire Energy, Customer growth and higher retail propane margins more than offset lower weather related consumption and wholesale results $1.5 million from natural gas distribution customer growth Successful Regulatory Initiatives Florida PSC approved retention of a portion of TCJA tax savings: $1.3 million gain on reversal of 2018 tax reserves $1.9 million incremental benefit (net of GRIP) annually beginning in 2019 ($794,000 in first quarter of 2019) Florida PSC approved storm recovery fund surcharge associated with Hurricane Irma $1.9 million recovered from April 2019 to March 2021

Reconciliation of GAAP to Adjusted Earnings First Quarter 2019 2019 is off to a great start (whether measured from a GAAP or non-GAAP basis) 4

Reconciliation of First Quarter Results Key Variances 2019 versus 2018 5 Increase in Margin: Eastern Shore and Peninsula Pipeline expansion projects Acquisitions of Marlin and Ohl assets Organic growth in natural gas distribution and Aspire Regulatory initiatives in Florida Change in Operating Expenses: Depreciation, amortization and taxes increased as a result of capital investment for growth Higher other operating expenses reflect increased costs to support growth Higher incentive compensation – alignment of expense with earnings contribution – timing related Taxes and Interest: Effective tax rate 25% $768,000 in lower income taxes Higher interest reflects borrowing to fund growth as well as intermediate debt funding for Hurricane Michael restoration

Dividend Growth Continues Ten Years of Above Average Growth Dividend Increased 9.5% on May 8, 2019 Quarterly Dividend Rate - $0.405 per share Annualized Dividend Rate - $1.62 per share Annualized Increase - $0.14 per share This year’s increase reflects our team’s success in delivering superior earnings growth, including our strong performance in 2018, continued growth in the first quarter of 2019, and our positive outlook going forward. Chesapeake’s five-year annualized dividend growth rate is 8.4 percent – in line with our five-year CAGR in adjusted EPS through 2018 of 8.8 percent. Our goal remains to provide above average growth in dividends supported by earnings growth that is driven by our engaged team and continued disciplined approach to investment opportunities. CPK’s one-year and five-year dividend growth of 9.5% and 8.4%, respectively, leads our peer group dividend growth percentile metric based on the most recent annualized dividend increases 6

Capital Capacity to Support Future Growth Total Capitalization has More Than Doubled in Five Years Equity/Permanent Capitalization 65.5% 70.6% 76.5% 71.1% 62.1% 65.5% Equity/Total Capitalization 54.0% 51.9% 55.4% 51.5% 45.4% 46.2% $556,148 $689,692 $805,010 $944,079 $1,177,559 Target Equity to Total Capitalization Ratio of 50% - 60% December 2018 and January 2019 $30 MM PNC and $30 MM BB&T LIBOR plus 75 bps 13 Month Term Notes August 2019 $100 MM Prudential 3.98% - 20 Years Excluding $60 MM 2020 Term Notes Equity to Total Capitalization equals 49% 7 $1,140,852 $260,390 * Short-term debt includes current portion of long-tem debt

Continuing to Build for the Future 2019 Budgeted Capital Expenditures 81% Regulated Energy 13% Unregulated Energy 6% Corporate and other Businesses 8 *Excluding Hurricane Michael restoration cost which will be allocated between capital expenditures and storm reserve. First Quarter 2019 Capital Expenditures = $33.8 MM 20% of Fiscal 2019 Budget * Our Team continues to pursue new growth projects that could further increase our 2019 capital projection. We will selectively, and with our customary discipline, seek to develop projects and acquire businesses that compliment our existing portfolio, provide rapid earnings accretion and generate target returns.

Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives 9

Chesapeake Utilities Corporation Expect Growth Well Above Industry Average Earnings per Share 10 Capital Expenditures We target EPS Growth to be 7.75% to 9.5% over 5 years * * 2017 Adjusted Non-GAAP EPS of $2.89 (Excludes TCJA) Earnings per Share 2019 - 2022

Natural Gas Expansion Projects Eastern Shore and Florida Transmission 24 9 11 Expansion Projects Completion Date Investment Amount (000’s) 2019 Annual Margin (000’s) 2017 Eastern Shore System Expansion (1) Q2 - 2019 $117,000 $16,183 Northwest Florida Expansion Q2 - 2018 $44,300 $ 6,500 Western Palm Beach County (2) Q1 - 2020 $30,000 $ 605 Total $191,300 $23,288 Eastern Shore expansion substantially completed in 2018 (2) Western Palm Beach County expansion partially in-service in December 2018 - Projects /Phases include Belvedere, Westlake/Arden, Avenir and Research Park - Fully in-service 2020 with annual margin of $4.7 million

Del-Mar Energy Pathway Project Under Development Strategic Growth Initiative 12 Maximize Organic Growth in Existing Geographic Footprint Expand into New Geographic Areas Develop Additional Growth Across Business Units The proposed facilities associated with the Project will provide the transportation capacity needed to serve DE Division, MD Division and Sandpiper Energy’s projected organic customer growth East Sussex County – projected to be DNG’s highest growth territory over the next few years Somerset County – piped natural gas available to the county for the first time in history Chesapeake’s distribution divisions are participating in the Project; with piped natural gas available in Somerset County for the first time; Chesapeake has the opportunity to capture growth in that area and obtain franchise agreements Public Perception ESNG and Chesapeake have been discussing natural gas availability with Somerset County for a few years - with the pipeline extension into Somerset County, this is now a real and executable project.

Marlin Gas Services Capabilities Operates a large fleet of 36 tube trailers dedicated to transportation of compressed natural gas (“CNG”) Nationwide service with primary focus on Gulf Coast Over 7 billion cubic feet of natural gas transported Provides temporary and emergency natural gas services Planning new additional trailers for later in 2019 Marlin Gas Services Exceeding Initial Margin Projection in the First Quarter Transaction Highlights Expect purchase to be accretive in 2019 First quarter margin and operating income = $2.3 and $1.4 million, respectively Increased 2019 margin estimate from $4.5 to $5.1 million after strong first quarter results Expect margin to grow beyond $6 million in 2020 Significant future growth potential from: Increased utilization of existing equipment Investment in fleet expansion 24 9 13 Marlin provides a patented compressed natural gas delivery solution for gas pipeline and gas distribution systems while safety and integrity work is being performed. Spending on system integrity, reliability and safety continues to be a focus of the industry. Marlin is ideally positioned to be part of the renewable gas solution serving as the bridge that connects the production and market areas through a virtual pipeline.

Accretive Opportunistic Acquisitions Continue to Add Gross Margin Annually 24 9 14 Acquisition Incremental Margin 1Q-19 Date Acquired Accretive Description Marlin $2.3 MM 12/2018 1st Year Mobile CNG utility & pipeline solutions Ohl Propane $0.5 MM 12/2018 1st Year Retail propane distribution Aspire $1.2 MM 4/2015 1st Year Unregulated gas transmission Sandpiper $0.4 MM 5/2013 1st Year Propane system converting to natural gas Total $4.4 MM Chesapeake Utilities’ acquisition of Florida Public Utilities in 2009 was the precipitous to multiple expansion opportunities throughout Florida which continue today.

Significant Regulatory Initiatives First Quarter 2019 Developments 24 9 15 Florida - FPU TCJA – Natural Gas (non-GRIP) (CFG and FPU) Company retains benefit: $1.3MM reserve reversal in Q1; annual benefit = $1.9MM TCJA – Natural Gas (GRIP) Customer rates were adjusted through annual rate mechanisms with the ADIT regulatory liability to also be an annual rate adjustment TCJA – Electric Return tax savings to customers through lower fuel costs and storm reserve recovery Electric Storm Reserve In March 2019 Florida PSC approved recovery of $428,000 incurred costs and $1.5MM for storm reserve replenishment to be collected in rates from April 2019 – March 2021 Hurricane Michael Response We plan to file for cost recovery some time during the second quarter Delaware- DNG TCJA Customer rates adjusted March 2019; customer credits to be issued in 2nd quarter 2019 Weather Normalization Filed in January 2019; under review with a decision expected by December 2019 FERC - ESNG Del Mar Energy Pathway Project Environmental assessment issued; final approval by FERC expected by the third quarter 2019 Note: Maryland PSC and FERC finalized TCJA treatment in 2018 Chesapeake’s Business Units approach their Regulatory Proceedings with Innovative Solutions and Initiatives

Chesapeake Utilities Commitment to Sustainability and ESG 16 We are committed to providing solutions for more efficient energy use and conducting business with environmental responsibility to yield carbon footprint benefits for our customers and communities. We are helping reduce transportation emissions through increased accessibility to environmentally-friendly alternative fuels including operating the only public compressed natural gas fueling station on the Delmarva Peninsula and a network of 48 propane AutoGas stations. Our newest energy business campus, Energy Lane, in Delaware holds an independent certification for its use of sustainable materials and leading edge environmental elements that help reduce energy consumption. Our Eight Flags combined heat and power plant operates at more than twice the efficiency of typical power plants and we displaced a significant amount of coal powered generation by installing a gas turbine. We have replaced hundreds of miles of pipeline and service lines and improved regulator and gate stations facilities, significantly reducing methane leaks. Our new Marlin operation supports maintenance and pipeline replacement efforts for utilities throughout the Southeastern United States that helps reduce emissions and transports renewable natural gas through a virtual pipeline service.

Corporate Culture Corporate Governance 2018 Best North American Utility for Corporate Governance Connecting with our Customers and Communities - Chesapeake Utilities recognizes that customers expect safe, efficient and reliable service , as well as providing enhanced business connection options, more convenience and modern solutions. - In 2018 Chesapeake employees volunteered over 3,900 hours making personal connections and having a significant impact where we live, work and serve Employee-Centric Seven years in row being recognized as a Top Workplace Combination of Strategic Focus, Engaged Employees and Innovation 17

Total Shareholder Return (TSR) Comparison to Broader Market – S&P 500Companies and Peer Group Comparison 18 Source: Bloomberg Chesapeake is driven to increase shareholder value…. Our compound annual return has exceeded 16% for all periods shown through April 30, 2019. Chesapeake exceeded the peer group 75th percentile over the long term.

A Strong Foundation for Growth Chesapeake Utilities’ solid track record, driven by our strong aspiration for growth and commitment to care for our employees, customers, investors and communities we serve. Chesapeake Utilities is well positioned to continue to build on its strong foundation and deliver exceptional service to our customers and industry leading results for our shareholders. A Strong Foundation for Growth: Track Record. Energized Team. Financial Discipline. We will selectively, and with our customary discipline, seek to develop growth projects that compliment our existing portfolio, provide rapid earnings accretion, and generate target returns. Financial Objectives in Support of Shareholder Value Investing $750 MM to $1 Billion in capital through 2022 Generate EPS CAGR of 7.75% to 9.50% through 2022 Target 11.0% Return on equity or higher Sustain dividend growth supported by earnings growth 19 The key to our success is our employees’ creative talent, relentless pursuit of better solutions and unwavering commitment to serve our customers with clean, affordable and reliable energy .

Thank You! Jeff Householder President & CEO jhouseholder@chpk.com Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com Any Questions? Jim Moriarty Executive Vice President, General Counsel and Corporate Secretary jmoriarty@chpk.com